Message from the President


Dear Certificate Owner,

The S&P 500 was up 21 percent last year and then another seven percent to start 2018. But recently, the market gave up all its gains during 2018, which may have caused you to worry. Stocks normally drop five to 15 percent at some point in the year, but we havent experienced a downturn like this since the early part of 2016. While some people may have forgotten, the market does go down and we were overdue for a correction like this.

We have been in a bull market for nine years which has been marked by very low volatility. This typically means theres only been a few selloffs. Regardless of the market conditions, there is a natural instinct to make portfolio changes based on what one thinks will happen. However, history has proven that trying to time the market is futile.

If you are sensitive to stock market declines, consider reallocating your portfolio to make sure it also includes enough income holdings. A strategy like this, with both growth and income, will typically have less volatility and lower downside potential.

There are some things you cannot control and others you can. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and your own personal financial goals.

Your WoodmenLife Variable Annuity product, with its long-term focus, remains a solid part of your investment plan for retirement. Account values go up and down daily, but those that use asset allocation and diversification have a better chance to withstand the ups and downs of the market.

We are always available to answer questions and provide assistance during these times. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday, 8 a.m. to 4:30 p.m. CT.

Sincerely,

Tim Buderus

President & CEO

Woodmen Financial Services, Inc.

Tim Buderus

President & CEO